UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐  Soliciting Material Pursuant to §240.14a-12

JETBLUE AIRWAYS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2011. JETBLUE AIRWAYS CORPORATION JETBLUE AIRWASY CORPORATION 118-29 queens Blvd. Forest Hills, NY 11375 Attn: Investor Relations Meeting Information Meeting Type: Annual Meeting For holders as of: March 31, 2011 Date: May 26, 2011 Time: 10:00 AM EST Location: 118-29 Queens Blvd., Forest Hills, NY You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR each listed nominee: Election of Directors 1. Nominees 01 David Barger 02 Jens Bischof 03 Peter Boneparth 04 David Checketts 05 Virginia Gambale 06 Stephan Gemkow 07 Stanley McChrystal 08 Joel Peterson 09 Ann Rhoades 10 Frank Sica The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2 fiscal year ending December 31, 2011. To approve the JetBlue Airways Corporation 2011 Incentive Compensation Plan. 3 To approve the JetBlue Airways Corporation 2011 Crewmember Stock Purchase Plan. 4 To approve an advisory resolution on executive compensation. 5 The Board of Directors recommends you vote 1 YEAR on the following proposal: To conduct an advisory vote on the frequency of future advisory votes on executive compensation. 6 Certification: Pursuant to federal law and JetBlue’s certificate of incorporation and bylaws, voting stock NOTE: is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Company.